Exhibit 10.2
                                                                AMENDED 12/10/97

                        SIMS AGRICULTURAL PRODUCTS CO.

                       1996 DIRECTORS STOCK OPTION PLAN

(S)1. Purpose

      The purposes of the Sims Agricultural Products Co. 1996 Directors Stock Option Plan (the "Plan") are to encourage directors of Sims Agricultural Products Co., an Ohio corporation (the "Company"), who are not employees of the Company or any affiliate of the Company eligible to participate in option plans of the Company for employees, to acquire or increase a proprietary interest in the Company, to promote and strengthen the interest of such directors in the development and financial success of the Company, and to assist the Company in attracting and retaining highly qualified directors by providing such directors with options (the "Options") to purchase common shares, without par value, of the Company (the "Shares"). The Options shall be stock options not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

(S)2. Administration of Plan.

      The Plan shall be administered by the Company's Board of Directors (the "Board"); provided that any action taken by the Board with respect to the Plan shall be authorized by the affirmative vote of a majority of those directors who are not eligible to participate in the Plan. In its discretion, the Board may appoint a committee of not less than three directors to administer the Plan (the "Committee"), and, if it does so, all provisions of this Plan relating to the Board as administrator shall apply to the Committee. The members of the Committee, if one is appointed, shall not be eligible to participate in the Plan while serving on the Committee, and, at such time as the Shares have been registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 under the 1934 Act. The Board or the Committee may adopt any rules it considers appropriate for the conduct of its business or the administration of the Plan, make interpretations of the Plan, and take any other actions it considers appropriate in connection with the Plan, all in a manner consistent with the other provisions of the Plan. The decisions of the Board or the Committee on matters within its jurisdiction under the Plan shall be conclusive and binding.

(S)3. Shares Subject to the Plan.

      The maximum aggregate number of Shares reserved and available for grants of Options under the Plan shall be 600,000 Shares. Such Shares may be authorized but unissued Shares or issued Shares reacquired by the Company and held as treasury Shares. If an Option granted under the Plan expires or terminates without exercise, the Shares subject to such expired or terminated Option shall again be available for other Options to be granted under the Plan. The aggregate number of Shares allocated to the Plan shall be subject to adjustment pursuant to (S)6.

(S)4. Eligibility.

      The persons eligible to receive Options under the Plan shall include only individuals who are directors of the Company and who (a) are not employees of the Company or any affiliate of the Company, or (b) are not eligible to participate in other option plans of the Company in which employees are entitled to participate (each such individual, an "Eligible Director").

(S)5. Grant and Terms of Options.

      Options under the Plan may be granted to Eligible Directors by the Board, in its discretion, at any time and from time to time. Each Option shall be evidenced by a written agreement (an "Option Agreement"), and each Option Agreement shall be dated as of the date on which the Option is granted and signed by an officer of the Company and the Eligible Director to whom such Option is granted (Eligible Directors granted Options hereunder, "Grantees"). All Option Agreements shall be consistent with the Plan and shall be subject to the following terms and conditions:

      (a) Vesting. Each Option shall be exercisable only with respect to the Shares subject to that Option which have become vested. Each Option shall become vested with respect to a number of Shares equal to 25% of the total number of Shares subject to the Option on each of the first four anniversaries of the date the Option is granted; provided that the Board may, in its discretion, establish a different vesting schedule for any Option so long as the vesting schedule is set forth in the applicable Option Agreement.

      (b) Exercise Price. The exercise price per Share issuable upon the exercise of an Option shall be no less than the fair market value of the Shares on the date on which the Option is granted. For purposes of this Plan, the fair market value of the Shares shall mean, as of any given date, the (i) last reported sale price on the New York Stock Exchange, (ii) last reported sale price on the NASDAQ National Market System, (iii) last reported sale price on any other stock exchange on which the Shares are listed, or (iv) average of the closing bid prices on the 10 most recent trading days, as reported by the National Association of Securities Dealers, Inc. or another reputable source, whichever is applicable; provided that if none of the foregoing is applicable, fair market value shall be determined by the Board in good faith.

      (c) Maximum Term. Subject to (S)(S)5(f) and 9, the term of each Option shall commence on the date of grant and shall terminate on the tenth anniversary of such date.

      (d) Method of Exercise. An Option may be exercised, in whole or in part, by giving written notice to the Secretary of the Company stating the number of Shares (which must be a whole number) to be purchased and specifying time for delivery of such Shares, which shall be more than 10 and less than 20 business days after the exercise of the Option. Subject to compliance with all other terms and conditions of the Plan and the Option Agreement relating to such Option, the Company shall deliver, at the specified time at the principal office of the Company, a certificate for such Shares to the person entitled to receive such shares upon receipt of payment of the full purchase price for such Shares by certified or bank cashier's check or other form of payment acceptable to the Board, or, if approved by the Board, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total exercise price, (ii) offsetting Shares which are subject to the Option and which have a fair market value at the time of exercise equal to the exercise price against the number of Shares subject to the Option being exercised, or (iii) a combination of the preceding methods.

      (e) Transferability. No Option shall be transferable by a Grantee other than by will or the laws of descent and distribution; provided that the Board may provide for the irrevocable transfer, with Board approval and without payment of consideration, of any Option by a Grantee to one or more of such Grantee's spouse, children, grandchildren, nieces, and nephews, to the trustee of any trust for the principal benefit of one or more such persons, or to any partnership whose only partners are one or more such persons. Unless an Option is transferred as provided in the preceding sentence, during the lifetime of a Grantee, an Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the Grantee for his or her own account or by the Grantee's authorized legal representative if the Grantee is unable to exercise the Option because of his or her disability. Unless an Option is transferred as provided above, upon the death of a Grantee, an Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the executor or administrator of the Grantee's estate or by the legatees or heirs of the Grantee.

      (f) Termination of Option. Except as otherwise provided in (S)9, if a Grantee ceases to be an Eligible Director for any reason, then all Options or any unexercised portion of such Options which otherwise are exercisable by such Grantee shall terminate unless such Options are exercised within six months after the date such Grantee ceases to be an Eligible Director (but in no event after expiration of the original term of any such Option); provided that if such Grantee ceases to be an Eligible Director by reason of such Grantee's death, the six-month period shall instead be a one-year period.

(S)6. Changes in Capital Structure.

      If the Company (a) pays a stock dividend or makes a distribution in Shares without receiving consideration in the form of money, services, or property, (b) subdivides or splits its outstanding Shares into a greater number of Shares, or
(c) combines its outstanding Shares into a smaller number of Shares, then the aggregate number of Shares reserved for issuance pursuant to the Plan and the number and exercise price of Shares subject to the unexercised portions of then-outstanding Options shall be adjusted so that, assuming that Options had been previously granted for all of the Shares so reserved, the Grantees would be entitled to receive for the same aggregate price that number of Shares which they would have owned after the happening of any of the events described above had they exercised all of such Options prior to the happening of such event. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend or other distribution or the effective date in the case of a subdivision, split, or combination.

      If the Company reclassifies or changes the Shares (except for splitting or combining, changing par value, changing from par value to no par value, or changing from no par value to par value) or participates in a consolidation or merger (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the Shares except as stated above), the aggregate number of Shares reserved for issuance pursuant to the Plan and the number and exercise price of Shares subject to the unexercised portions of then-outstanding Options shall be adjusted so that, assuming that Options had been previously granted for all the Shares so reserved, the Grantees would be entitled to receive for the same aggregate price that number and type of shares of capital stock which they would have owned after the happening of any of the events described above had they exercised all of such Options prior to the happening of such event.

      No adjustment pursuant to this section shall be required unless such adjustment would require an increase or decrease of at least 1% in the number or price of Shares; provided that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this section shall be made to the nearest cent or to the nearest full share, as the case may be. Anything in this section to the contrary notwithstanding, the Company shall be entitled to make such reductions in the exercise price, in addition to those required by this section, as it, in its discretion, shall determine to be advisable in order that any stock dividends, subdivisions or splits of shares, distribution of rights to purchase shares or securities, or distribution of securities convertible into or exchangeable for shares hereafter made by the Company to its shareholders shall not be taxable.

      Whenever an adjustment is made pursuant to the preceding provisions of this section, the Company shall promptly prepare a notice of such adjustment setting forth the terms and the effective date of such adjustment and shall mail such notice of adjustment to the Grantees at their respective addresses appearing on the records of the Company or at such other address as any Grantees may from time to time designate in writing to the Company.

(S)7. Compliance with Securities Laws; Delivery of Shares.

      No Option shall be exercisable and no Shares shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. The Company may require each person acquiring Shares pursuant to the exercise of an Option under the Plan (a) to represent and warrant to and agree with the Company in writing that the participant is acquiring the Shares without a view to distribution thereof, and (b) to make such additional representations, warranties, and agreements with respect to the investment intent of such person or persons exercising the Option as the Company may reasonably request.

      No Option shall be exercisable unless the Shares are exempt from registration under the Ohio securities law, axe the subject matter of an exempt transaction, are registered by description or qualification, or are the subject matter of a transaction which has been registered by description, as contemplated by Section 1707.03(G)(3) of the Ohio Revised Code.

      No Option shall be exercisable unless the Company receives an opinion of, or satisfactory to, its counsel that the issuance of Shares upon such exercise would not violate the federal securities laws or any applicable state securities law.

      Any Shares issued upon exercise of any Option may not be sold or otherwise transferred, and the Company and its transfer agent shall not be required to transfer any of such Shares, unless they have been registered under the federal and state securities laws or a valid exemption from such registration is available.

      The Company may imprint on each certificate evidencing the ownership of any such Shares a legend reflecting the restrictions of this (S)7 and may use the following or any other appropriate legend for that purpose:

            The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities law and may not be sold or otherwise transferred without such registration unless a valid exemption from such registration is available and the corporation has received an opinion of, or satisfactory to, its counsel that such transfer would not violate any federal or state securities laws.

      All certificates for Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities laws.

(S)8. Withholding Tax.

      The Company, at its option, shall have the right to require any person who is entitled to receive Shares pursuant to the exercise of an Option to pay to the Company an amount equal to all taxes which the Company is required to withhold with respect to such Shares or make arrangements satisfactory to the Company regarding the payment of such taxes, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. The obligations of the Company under the Plan shall be conditional on such payment or other arrangements acceptable to the Company.

(S)9. Termination for Cause.

      Notwithstanding any provision to the contrary in the Plan or in any Option Agreement, upon the discharge of any Grantee as a director of the Company for cause, all unexercised Options granted to such Grantee shall immediately lapse and be of no further force or effect.

(S)10. Change in Control.

      (a) Accelerated Vesting. Notwithstanding the provisions of (S)5(a) to the contrary, if a Change in Control or a Potential Change in Control (each as defined below) occurs, then all Options theretofore granted and not fully vested shall thereupon become vested and exercisable in full and shall remain so exercisable in accordance with their terms; provided that no Option which has previously been exercised or otherwise terminated shall become exercisable.

      (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" means the happening of any of the following:

            (i) When any "person" as defined in Section 3(a)(9) of the 1934 Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the 1934 Act, but excluding the Company, any subsidiary of the Company, and any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act, as amended from time to time), of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

            (ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority of the Board; provided that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this (S)10(b)(ii); or

            (iii) The occurrence of a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through purchase of assets, by merger, or otherwise.

                  Provided that a change in control shall not be deemed to be a Change in Control for purposes of the Plan if the Board had approved such change prior to either (A) the commencement of any event described in (S)(S)10(b)(i), (ii), (iii), or 10(c)(i) of the Plan, or (B) the commencement by any person other than the Company of a tender offer for Shares.

      (c) Definition of Potential Change in Control. For purposes of the Plan, a "Potential Change in Control" means the happening of any one of the following:

            (i) The approval by shareholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in (S)10(b); or

            (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person, or group (other than the Company, a subsidiary of the Company, or any Company employee benefit plan

                  (including any trustee of such plan acting as such trustee)) of the Company representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

(S)11. Termination and Amendment of Plan.

      The Board may alter, amend, suspend, or terminate the Plan at any time, but no such action shall affect the rights of a Grantee with respect to any then-outstanding Option under the Plan without the consent of the Grantee. Any such action shall be conditioned upon the approval of the shareholders of the Company if such approval is necessary to enable the Plan to comply or to continue to comply with any rule or qualify for any tax or regulatory treatment for which or with which the Board deems it appropriate or desirable for the Plan to comply or qualify.

(S)12. No Enlargement of Rights.

      The award of Options under the Plan to an Eligible Director shall not confer any right to such director to continue as a director of the Company and shall not restrict or interfere in any way with the fights of the shareholders of the Company to terminate such directorship, with or without cause, at any time (subject to any applicable provisions of the Company's articles of incorporation or code of regulations).

(S)13. Rights as Shareholder.

      No Grantee or his transferee or executor or administrator shall have any rights of a shareholder in the Company with respect to the Shares subject to an Option unless and until a certificate representing such Shares has been duly issued and delivered to him under the Plan.

(S)14. Definitions of Subsidiary and Affiliate.

      The term "subsidiary" means a subsidiary corporation as defined in
(S)424(f) of the Code. An "affiliate" of, or a person or entity "affiliated" with, a specified person or entity is a person or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the person or entity specified.

(S)15. Government Regulations.

      Notwithstanding any provisions of the Plan or any Option Agreement, the Company's obligations under the Plan and any such Option Agreement shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental or regulatory authorities.

(S)16. Governing Law.

      The Plan and all Option Agreements shall be governed by and construed in accordance with the laws of the State of Ohio.

(S)17. Genders and Numbers.

      When permitted by the context, each pronoun used in the Plan includes the same pronoun in other genders and numbers, and each noun used in the Plan includes the same noun in other numbers.

(S)18. Captions.

      The captions of the various sections and paragraphs of the Plan are not part of the context of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.

(S)19. Effective Date.

      The Plan shall be effective February 19, 1996.

(S)20. Term of Plan.

      No Option shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but Options granted prior to such tenth anniversary may extend beyond that date.

                                       6